Other income, net	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]
14. Other income, net

Other income (expense) consisted of the following:

	For the years ended December 31,
	2015	2016	2017
Gain on sale of investments	—	18,088,327	11,845,796
Other	195,355	(417,304)	(206,953)

	$195,355	$17,671,023	$11,638,843

  From January 2016, the Company started to sell its shares in Yimeng. In 2016, the Company sold 8.0 million shares, for cash consideration of RMB 126.0 million, and recognized a gain of $18.1 in other income. In 2017, the Company sold 4.6 million shares, for cash consideration of RMB 64.3 million, and recognized a gain of $9.1 million and $2.7 million dividend in other income.